Exhibit 99.A
Analyst Meeting April 16, 2008

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in unaudited and/or unreviewed financial information; our ability to implement and achieve our objectives in the 2008 plan, including earnings and cash flow targets; the effects of any changes in accounting rules and guidance; our ability to meet production volume targets in our E&P segment; uncertainties and potential consequences associated with the outcome of governmental investigations, including, without limitation, those related to the reserve revisions; outcome of litigation; our ability to comply with the covenants in our various financing documents; our ability to obtain necessary governmental approvals for proposed pipeline projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices and basis differentials for oil, natural gas, and power and relevant basis spreads; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. Certain of the production information in this presentation include the production attributable to El Paso's 49 percent interest in Four Star Oil & Gas Company ("Four Star"). El Paso's Supplemental Oil and Gas disclosures, which are included in its Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by El Paso and not those of Four Star. Cautionary Note to U.S. Investors-The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosures regarding proved reserves in this presentation and the disclosures contained in our Form 10-K for the year ended December 31, 2006, File No. 001-14365, available by writing; Investor Relations, El Paso Corporation, 1001 Louisiana St., Houston, TX 77002. You can also obtain this form from the SEC by calling 1-800-SEC-0330. Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures as defined in the SEC's Regulation G. More information on these Non-GAAP financial measures, including EBIT, EBITDA, cash costs, net capital, net debt, and the required reconciliations under Regulation G, are set forth in this presentation or in the appendix hereto. El Paso defines Resource Potential as subsurface volumes of oil and natural gas the company believes may be present and eventually recoverable. The company utilizes a net, geologic risk mean to represent this estimated ultimate recoverable amount.

Schedule 8:00 a.m. Introduction Bruce Connery ........ Vice President, Investor & Media Relations Doug Foshee .......... President and Chief Executive Officer 8:15 a.m. Macro Outlook Byron Wright .......... Vice President, Corporate Development 8:35 a.m. Pipelines Jim Yardley ............ President, Pipeline Group 9:10 a.m. Q&A 9:30 a.m. Break 9:50 a.m. Exploration & Production Brent Smolik ........... President, Exploration & Production 11:20 a.m. Q&A 11:40 a.m. Marketing Book Update & Financial Overview Mark Leland ........... Executive Vice President and Chief Financial Officer 11:50 a.m. Summary 11:55 a.m. Q&A Estimated Time (EST)

Defining Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner the place to work the neighbor to have the company to own New Culture in Place

Stock Price vs. NAV Assumes: Average ~ 9.5x Pipeline EBITDA $2.60/Mcfe average for proved reserves Some with no value for non-proved Few with value for EPB GP interest Consider: Pipelines warrant premium multiple Bottom tier E&P properties sold for $2.73/Mcfe 2.0 of 2.8 Tcfe non-proved resources are unconventional or conventional low-risk Committed to grow EPB 11 of 12 analysts in $20-$24 NAV range Current Trading $24 $17 $ Per Share

Components of EP Net Asset Value Pipelines Pipeline Group EBITDA1 Less EBITDA now in MLP Plus 50% Citrus EBITDA Less 50% Citrus JV income EPB common/sub units (56.2 MM) EPB GP interest (includes 1.7 MM units and IDRs) E&P 3.1 Tcfe proved (12/31/07)2 2.8 Tcfe risked resource potential (12/31/07)3 Other International Power (book value) NOL $2.4 billion (nominal) Marketing book liability Short and long-term net debt, net of MLP debt 50% of Citrus debt Preferred stock Other liabilities Assets Liabilities 709 MM shares outstanding 1Account for future inventory 2Includes proportionate share of Four Star 3Does not include divestiture properties

North American Natural Gas Outlook

Agenda Demand, Supply & Flows Key Demand & Supply Issues Power Generation & Coal Canadian Imports LNG Availability Price Factors

Demand Growth Tilts East and North NW and Alaska Western Canada Eastern Canada Maritimes and Northeast U.S. Mexico 2.5 2.6 2.8 6.0 6.3 6.5 5.9 6.7 7.4 5.0 5.3 5.7 4.2 4.3 4.3 13.6 14.8 15.0 9.7 11.5 13.3 10.8 11.2 11.2 3.6 4.0 4.3 9.5 10.9 11.5 5.2 6.0 7.0 N.A. Total 2007 76.0 2011 83.6 2016 89.1 2007-2011 CAGR 2.2% 2007-2016 CAGR 1.6% 1.2% 1.4% 3.2% 2.6% 1.0% 0.8% 1.4% 1.5% 1.0% 0.5% 1.6% 0.9% 4.5% 3.6% 0.9% 0.3% 3.4% 2.1% 3.1% 2.3% 3.6% 3.4% Source: El Paso Corporation Bcf/d

Supply Growth tilts West and South Mexico Western Canada Eastern Canada Mid Continent Onshore Gulf GOM San Juan Permian Rockies MacKenzie Alaska 17.6 16.4 15.8 7.3 9.6 11.2 3.7 3.5 3.3 4.2 4.2 4.1 4.2 4.7 5.0 5.1 5.1 4.9 4.8 4.5 4.1 7.4 7.6 6.9 0.3 0.4 0.3 2007 2011 2016 Bcf/d ? ? Appalachia 1.4 1.5 1.9 N.A. LNG Imports 2.2 6.8 12.1 Shale Plays/ Carthage 9.0 12.3 14.3 Source: El Paso Corporation

Supply Pull: Fall Off of Canadian Exports



Volume Change 2007–2016 (Bcf/d)
Demand Outpaces Supply
Western Canada
Production ~(2.0)
Demand ~ 1.5
E. Canada/Maritimes
Production –
Demand ~1.0
Net Exports ~(3.5) Bcf/d
LNG into Canada
Imports ~1.0
Mexico
Production ~1.0
Demand ~2.0
Net Exports ~(0.5) Bcf/d
LNG into Mexico
Imports ~1.5
Supply Outpaces Demand

Source: El Paso Corporation

12

Supply Changes Push (Pull) Gas Flows Changes 2007-2016 (Bcf/d) Source: El Paso Corporation -2.0 -1.1 0.6 -0.8 -1.3 -1.0 -0.7 -1.0 1.5 3.8 0.6 1.1 2.2 0.4 2.7 1.2 0.6 4.9 2.1 5.6 0.4 0.6

Demand & Supply Issues

Natural Gas-Still the Right Choice Resource Impact Gas Coal Nuke Hydro Wind Capital ? - - - - Fuel Cost ? ? ? ? Land ? Air ? ? ? ? Water ? ? Operations ? Time ? ? Source: El Paso Corporation

Col NG Cancelled 24.4 14.8 Coal Natural Gas Uranium Ren/Other Testing 0.5 1.5151 0.2435 Under Construction 15.5244 15.9109 6 7.2 Site Prep 1.437 0.615 0.32294 Generation Capacity Pipeline Source: Ventyx Velocity Suite New Entrants data as of 4/8/08 17.5 18.5 7.8 6.4 GW

Bcf/d Bcf/d Bcf/d 2007 2011 2016 2007 2011 2016 Nuclear 800.6 804.4 814.8 2732 2745 2781 Coal 2002 2092.1 2266.9 6833 7140 7737 Gas 615.1 770.6 901.7 2099 2630 3078 Hydro 287.7 287.7 287.7 982 982 982 Other 41.8 39.3 99.8 143 134 341 Demand Growth from Power Generation 2007-2016 Electric Demand Growth + 624 bkWh (1.7% CAGR) Coal Fired Generation + 265 bkWh Gas Fired Generation + 287 bkWh Gas Consumption + 6.2 Bcf/d (3.9% CAGR) 16% 19% 21% 53% 52% 52% MMBtus Source: El Paso Corporation Lower 48 Power Generation

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Lower 48 Production 49.70958904 49.07945205 50.2630137 52.57808219 53.94246575 54.54520548 54.87123288 54.86849315 55.06849315 55.31780822 55.84657534 56.14794521 Alaska 0 0 0 0 0 0 0 0 0 0 0 Bcf/d + 9 Bcf/d The Import Impetus: Demand Pull - 4 Bcf/d +6 Bcf/d Source: El Paso Corporation Source of Supply for Lower 48 Consumption

Forecast Comparisons: Canadian Exports Ziff El Paso ICF PIRA CERA Wood Mac Export Decline 4.4 4 3.7 3.5 3 2.9 4.4 4.0 3.5 2.9 3.7 As Forecasted Ziff El Paso ICF PIRA CERA Wood Mac Export Decline 5.4 4 4.9 3.5 3 3.9 5.4 4.0 3.5 3.9 4.9 Assuming No Mackenzie Delta 10-year Decline in Net Canadian Exports to U.S. (Bcf/d) Sources: Ziff Energy, June 2007 Canadian Gas Exports Report; El Paso Corporation, December 2007 Macro; ICF, November/December 2007 Reference Case; PIRA Energy Group: October 2007 Retainer Client Seminar; Wood Mackenzie, December 2007 Long Term Outlook

NA / Global Mesh: Will the Tail Wag the Dog? Global LNG Global Gas Production 2000 13.25097381 228.7 2001 13.82083534 234 2002 14.56678312 238.1 2003 16.33538564 245 2004 17.05037321 252.9 2005 18.26749682 259.9 2006 20.54590773 266.7 2007 22.4573405 272.8 2008 24.54900213 278.9 2009 29.62440405 282.3 2010 32.96641069 287.6 2011 34.93907998 291.9 2012 36.41749017 296.9 2013 38.34196569 301.5 2014 40.92404963 305.7 2015 42.47758388 310.9 2016 43.18286618 316.9 NA LNG Global LNG 2000 0.62 12.6 2001 0.65 13.2 2002 1.28 13.3 2003 1.36 15 2004 1.75 15.3 2005 1.69 16.6 2006 1.64 18.9 2007 2.4 20.1 2008 1.84 22.7 2009 2.66 27 2010 4.07 28.9 2011 5.15 29.8 2012 5.7 30.7 2013 7.81 30.5 2014 9.02 31.9 2015 10.08 32.4 5% 9% 11% 24% Global Gas Global LNG Global LNG NA LNG Global Gas to Global LNG Global LNG to NA LNG 5% 7% 10% 12% Volumes in Bcf/d Source: El Paso Corporation and EIA

Liquefaction Project Timelines and Delays Source: PIRA Energy Group's Global LNG Service 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 3/1/2005 23.11 25.86 30.32 37.5 39.19 40.9 42.77 42.77 42.77 42.77 2/1/2006 22.8 23.92 27.65 33.44 42.03 47.31 50.51 51.05 51.05 50.94 9/1/2006 22.87 23.36 27.29 31.88 38.12 47.32 51.17 54.34 54.34 54.23 9/7/2007 22.441 24.124 28.191 32.296 35.494 41.802 47.864 48.932 49.934 51.215 51.215 6 Bcf/d per year

U.S. LNG Imports vs. Capacity Source of Import volumes: Wood Mackenzie Source of Capacity volumes: El Paso Imports Capacity 1/1/2004 1.687 2.58 2/1/2004 1.644 2.58 3/1/2004 1.553 2.58 4/1/2004 1.504 2.58 5/1/2004 1.697 2.58 6/1/2004 1.889 2.58 7/1/2004 2.43 2.58 8/1/2004 1.897 2.58 9/1/2004 1.874 2.58 10/1/2004 1.508 2.58 11/1/2004 1.325 2.58 12/1/2004 2.004 2.58 1/1/2005 1.824 2.58 2/1/2005 1.867 2.58 3/1/2005 1.428 3.08 4/1/2005 1.546 3.08 5/1/2005 1.665 3.08 6/1/2005 1.844 3.08 7/1/2005 1.669 3.08 8/1/2005 1.365 3.08 9/1/2005 1.68 3.08 10/1/2005 1.893 3.08 11/1/2005 1.884 3.08 12/1/2005 1.618 3.08 1/1/2006 1.245 3.08 2/1/2006 1.345 3.44 3/1/2006 1.041 3.44 4/1/2006 1.906 3.44 5/1/2006 2.105 3.44 6/1/2006 2.003 3.44 7/1/2006 1.819 3.44 8/1/2006 1.641 3.44 9/1/2006 1.304 4.01 10/1/2006 1.14 4.01 11/1/2006 1.532 4.01 12/1/2006 1.602 4.01 1/1/2007 1.671 4.01 2/1/2007 1.539 4.01 3/1/2007 2.751 4.01 4/1/2007 3.26 4.01 5/1/2007 3.029 4.01 6/1/2007 2.882 4.01 7/1/2007 3.129 4.61 8/1/2007 2.783 4.61 9/1/2007 1.527 4.61 10/1/2007 0.934 4.61 11/1/2007 0.903 4.61 12/1/2007 1.02 4.61 1/1/2008 1.53 5.01 2/1/2008 1.523 5.01 3/1/2008 1.074 6.51 4/1/2008 0.895 9.11 5/1/2008 1.868 9.11 6/1/2008 2.189 9.11 7/1/2008 2.251 9.11 8/1/2008 2.603 9.11 9/1/2008 2.694 9.11 10/1/2008 1.536 10.76 11/1/2008 0.944 11.76 12/1/2008 0.91 11.76 1/1/2009 1.531 11.76 2/1/2009 1.719 11.76 3/1/2009 0.988 11.76 4/1/2009 1.193 11.76 5/1/2009 2.027 11.76 6/1/2009 2.804 13.76 7/1/2009 2.557 15.16 8/1/2009 2.58 15.16 9/1/2009 2.526 15.16 10/1/2009 1.985 15.16 11/1/2009 2.29 15.16 12/1/2009 2.433 15.16 1/1/2010 3.075 15.16 2/1/2010 2.68 15.16 3/1/2010 1.863 15.16 4/1/2010 2.007 15.16 5/1/2010 2.882 15.7 6/1/2010 3.174 15.7 7/1/2010 3.299 15.7 8/1/2010 3.38 15.7 9/1/2010 3.177 15.7 10/1/2010 3.4 15.7 11/1/2010 3.427 15.7 12/1/2010 3.382 15.7 1/1/2011 3.72 15.7 2/1/2011 3.505 15.7 3/1/2011 2.285 15.7 4/1/2011 3.66 15.7 5/1/2011 4.355 15.7 6/1/2011 5.281 15.7 7/1/2011 4.92 15.7 8/1/2011 4.708 15.7 9/1/2011 4.593 15.7 10/1/2011 4.075 15.7 11/1/2011 2.322 15.7 12/1/2011 2.441 15.7 1/1/2012 2.224 15.7 2/1/2012 1.992 15.7 3/1/2012 1.896 15.7

Price Factors

$3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 10 20 30 40 50 60 Conventional Tight Gas CBM Shale Gas 2008 Real $/Mcf IRR (%) Domestic Supply Cost Source: Wood Mackenzie

Coal Substitution PIRA HH Gas Forecast NYMEX HH Futures (3/17) NBP (3/12) PIRA's Coal "Soft" Floor (Efficient Unit) PIRA's Coal "Soft" Floor (Inefficient Unit) PIRA's Coal w/ CO2 "Soft" Floor (Efficient Unit) PIRA's Coal w/ CO2 "Soft" Floor (Inefficient Unit) 3/1/2008 9.3 10.9739064 5.53 6.13 4/1/2008 9.6 9.1 10.836934 6.15 6.81 5/2/2008 9.9 9.197 10.776505 6.43 7.15 6/2/2008 10 9.275 10.8510341 6.47 7.2 7/3/2008 10 9.373 10.9316061 6.52 7.24 8/3/2008 9.7 9.427 10.87722 6.46 7.18 9/3/2008 9.5 9.434 12.1220574 6.43 7.15 10/4/2008 9.5 9.499 13.8845699 6.21 6.88 11/4/2008 9.9 9.744 14.5936035 6.27 6.94 12/5/2008 10.2 10.079 15.0004921 6.33 7.01 1/1/2009 10.2 10.289 14.7688476 7.05 7.91 2/2/2009 9.5 10.244 14.1303145 7.04 7.89 3/2/2009 8.5 10.009 6.96 7.81 4/2/2009 7.8 8.609 6.86 7.69 5/3/2009 7.9 8.464 6.91 7.75 6/3/2009 7.9 8.514 6.85 7.69 7/4/2009 7.9 8.579 6.79 7.62 8/4/2009 7.7 8.634 6.73 7.56 9/4/2009 7.5 8.649 6.67 7.49 10/5/2009 7.5 8.734 6.43 7.22 11/5/2009 8 8.974 6.37 7.15 12/6/2009 8.4 9.344 6.25 7.02 6.25 7.02 1/2/2010 8.4 9.559 6.22 6.99 6.39 7.16 2/3/2010 7.6 9.559 6.15 6.91 6.32 7.08 3/3/2010 7 9.309 6.08 6.83 6.25 7 4/3/2010 6.8 8.299 6 6.75 6.17 6.92 5/4/2010 6.8 8.214 6.07 6.82 6.24 6.99 6/4/2010 6.8 8.269 6 6.74 6.17 6.91 7/5/2010 6.8 8.344 5.92 6.66 6.09 6.83 8/5/2010 6.8 8.404 5.85 6.58 6.02 6.75 9/5/2010 6.8 8.414 5.77 6.5 5.94 6.67 10/6/2010 6.9 8.499 5.7 6.41 5.87 6.58 11/6/2010 7.3 8.789 5.48 6.17 5.65 6.34 12/7/2010 7.8 9.169 5.41 6.09 5.58 6.26 Source: PIRA Energy Group (March 2008)

LNG Contract and Spot Prices Henry Hub NBP/Zeebrugge European Contract Japan Weighted Avg. Max. Spot LNG Price Min. Spot LNG Price Bcf 1/1/2004 6.04 5.73 5.75 6.63 2/1/2004 5.39 4.53 3.98 5.81 6.67 3/1/2004 5.39 3.92 3.94 5.89 6.54 4/1/2004 5.7 3.71 3.92 5.91 6.89 6.79 5/1/2004 6.3 3.65 3.97 5.92 6.94 6.27 6/1/2004 6.25 3.78 4.04 5.97 7.17 6.08 7/1/2004 5.92 3.77 4.21 6.07 7.26 6.29 8/1/2004 5.4 4.27 4.26 6.18 7.44 9/1/2004 5.03 4.81 4.09 6.41 7.83 6.24 10/1/2004 6.26 4.42 4.58 6.6 8.49 5.03 11/1/2004 5.89 5.25 5.01 6.6 8.4 6.32 12/1/2004 6.6 5.81 5.28 6.68 7.46 1/1/2005 6.18 5.45 5.46 6.44 7.04 2/1/2005 6.11 6.61 5.49 6.52 7.82 6.17 3/1/2005 6.94 8.19 5.6 6.57 7.91 6.76 4/1/2005 7.16 5.97 5.61 6.67 8.95 5/1/2005 6.46 5.68 5.5 6.71 9.26 6/1/2005 7.19 6.1 5.44 6.64 8.43 7/1/2005 7.6 5.58 5.74 6.96 8.84 6.36 8/1/2005 9.47 5.52 5.76 7.25 9.45 3.79 9/1/2005 12.41 5.01 5.84 7.33 10.63 3.29 10/1/2005 13.59 5.91 6.31 7.2 10.4 3.3 11/1/2005 10.28 15.19 6.49 7.6 14.86 3.29 12/1/2005 12.9 14.22 6.79 7.55 9.84 3.43 1/1/2006 8.73 11.73 7.15 7.57 11.87 3.3 2/1/2006 7.54 10.57 7.29 7.98 16.8 7.78 3/1/2006 6.89 12.92 7.42 8.16 19.73 8.45 4/1/2006 7.07 7.56 7.7 7.75 13.62 5.74 5/1/2006 6.21 6.75 8.11 7.7 11.24 6.45 6/1/2006 6.26 7.56 7.91 7.98 11.51 3.37 7/1/2006 6.12 7.39 7.99 7.83 11.28 3.29 8/1/2006 7.17 6.37 8.1 8.25 12.58 7.77 9/1/2006 4.86 5.35 7.98 8.62 12.03 3.43 10/1/2006 5.75 4.46 7.96 8.16 11.6 3.7 11/1/2006 7.38 7.34 8.43 8.26 11.59 3.89 12/1/2006 6.74 6.14 8.45 8.3 12.97 8.18 Jan 6.4 5.27 8.22 7.85 12.01 3.65 54.4 Feb 8.04 3.83 7.93 7.92 11.01 6.77 44.1 Mar 7.11 3.99 7.81 7.93 10.58 8.25 86.8 Apr 7.58 3.48 7.74 8.04 11.04 3.76 98.7 May 7.64 4.58 7.47 8.94 12.71 94.3 Jun 7.34 4.23 7.4 8.14 12.01 86.6 Jul 6.22 5.95 7.69 8.3 13.62 3.42 98.3 Aug 6.27 5.92 7.66 8.75 12.53 8.27 87.5 Sep 5.99 7.06 7.88 8.96 12.04 3.62 41.7 Oct 6.72 8.58 8.23 9.58 12.71 10.28 31.9 Nov 7.01 10.06 9.08 10.18 13.84 3.5 26.5 Dec 7.11 10.33 9.56 10.23 15.25 10.89 20.8 $/MMBtu Source of Prices: PIRA Energy Group Source of LNG Import volumes: DOE LNG Imports (Bcf) 2007 2007

Summary Volumes shifting Increased West to East Increased South to North Demand on track to increase Positive price outlook

Pipeline Group

Strong and Growing Broad market presence: Growing demand regions, key supply basins, LNG terminals Excellent connections to markets and supply Almost $4 billion of committed growth projects with attractive risk/return profile 6%-8% long-term EBIT growth

Value Driven Growth Attractive risk adjusted returns on Pipeline backlog $3.9 billion at 7x EBITDA High return E&P investment opportunities E&P created $3.3 billion value since 2005 Balanced portfolio allows for growth and value creation even in unfavorable commodity price environment El Paso Pipeline Partners will enhance shareholder value over time 30

2007 Highlights EBIT: 7% growth (YOY) Pipeline integrity program: 75% complete Organic growth: Six projects placed in-service, backlog increased from $2 billion to $4 billion Acquisitions (divestitures): Gulf LNG purchase, (closed ANR sale) Successful IPO: El Paso Pipeline Partners MLP

Our Pipelines Access Best Markets and Supply Rockies Supply +2.9 Mexico LNG +1.5 Rockies & Southwest Demand +1.2 Mexico Demand +1.8 Elba LNG +1.2 Canadian LNG +1 Northeast Demand +2.0 Gulf of Mexico LNG +5.6 Southeast Demand +3.6 Canada -3.5 Source: El Paso Corporation 2007-2016 Growth in Bcf/d

Continued Throughput Increase % Increase 2007 vs. 2005 YTD T-put 31 0 18 10 TGP SNG 18% 31% EPNG CIG 14% overall increase 10% Unchanged Note: CIG includes Colorado Interstate Gas, Cheyenne Plains and Wyoming Interstate EPNG includes El Paso Natural Gas and Mojave

The High Value of "Last Mile" and "First Mile" Service High Value High Value Commodity Service Integrated with Suppliers Supply Hub Integrated with Markets Point-to-Point Transportation Wellheads Processing LNG Storage Pipelines LDC Citygate Direct Connects (Industrial, Power Gen) Storage Market Hub Pipeline

Excellent Connectivity in Markets


ID
SD
WY
NE
Denver
UT
CO

- 66 supply meters in the Rockies
- 110 delivery meters along the Front Range


VT
NH
Boston
MA
NY
CT
RI
PA
NJ
New York

- 97 delivery meters into 26 LDCs


NV
UT
CA
AZ
NM
Phoenix

- 348 delivery meters in Arizona


SC
Birmingham
Atlanta
GA
AL
FL

- 155 delivery meters into Alagasco and AGL
- Also, FGT deep connectivity in Florida

Total NA TGP SNG EPNG CIG FGT 1900 490 435 450 400 455 594 370 100 107 113 40 Revenue Stability Reservation as a % of total revenue increases over time 61% 86% 86% 86% 77% Total SNG EPNG CIG TGP FGT 93% Note: CIG includes Colorado Interstate Gas, Cheyenne Plains and Wyoming Interstate; EPNG includes El Paso Natural Gas and Mojave; SNG includes Elba Island 3Q 2009 1Q 2009 4Q 2011 2Q 2010 N/A 2007 reservation revenue Usage and other revenue Projected effective dates for next rate case $ Millions

Contract Stability 2008 2009 2010 2011 2012 Beyond 1836 2539 3388 2755 3909 9740 8% 1,836 11% 2,539 14% 3,388 11% 2,755 16% 3,909 40% 9,740 Average remaining contract term: 5.4 years Thousands of Dth/d as of December 2007

Northeast Focus

TGP Position

- Excellent connectivity in NE/upstate NY
- Excellent supply access to diverse sources
- Organic expansions
  - ConneXion NY/NJ (2006)
  - ConneXion NE (2007)
- Well placed to bring new supplies into region, especially NYC area
- Appalachia supply potential



Volume Change from 2007–2016
Canada
-1 Bcf/d
TGP Concord
$21 MM
Nov 2009
30 MMcf/d
LNG
+1 Bcf/d
TGP
NE Passage
Region Demand
+ 2 Bcf/d
+2 Bcf/d

Source: El Paso Corporation

38

Southeast Focus Region Demand + 3.5 Bcf/d Elba Island FGT Gulf LNG SNG TGP Volume Change from 2007-2016 + 4 Bcf/d LNG + 5.5 Bcf/d + 4 Bcf/d LNG + 1 Bcf/d Excellent connectivity Elba a unique asset to capture growth Gulf LNG well-placed Numerous storage opportunities SNG/FGT Position Source: El Paso Corporation

Coal Fired Power Generation Losing Favor Source: Global Energy Intelligence-Velocity Suite Cancelled 5 GW Retired 1 Converted to gas 2 Total 8 GW Represents approx. 1 Bcf/d future gas demand

Southeast Growth Projects SNG SESH-Phase I $150 MM July 2008 140 MMcf/d SNG South System III/ SESH Phase II $285 MM / $35 MM 2010-2012 370 MMcf/d / 350 MMcf/d TGP Carthage Expansion $39 MM May 2009 100 MMcf/d TGP Bluewater/800 Line Expansion $25 MM November 2008 340 MMcf/d Gulf LNG $1.1 Billion (100%) October 2011 6.6 Bcf / 1.3 Bcf/d FGT Phase VIII Expansion $2+ Billion (100%) 2011 800 MMcf/d SNG Cypress Phase II & III $20 MM / $85 MM May 2008 / January 2011 115 MMcf/d / 160 MMcf/d Elba Expansion III & Elba Express $1.1 Billion 2010-2013 8.4 Bcf / 0.9 Bcf/d & 1.2 Bcf/d

Leveraging LNG Experience Gulf LNG Pascagoula, MS Elba Island LNG Savannah, GA Investing more than $2 billion on LNG and related projects $1.1 billion terminal expansion and Elba Express Pipeline 8.4 Bcf incremental storage capacity 0.9 Bcf/d incremental send-out capacity Fully contracted with Shell and BG EPC with CBI Current expansion will double facility $1.1 Billion (100%); 50% EP $870 MM non-recourse financing completed 1.3 Bcf/d base sendout Fully contracted with Angola LNG and ENI EPC with Aker Kvaerner 2011 In-service

FGT Phase VIII Added to Committed Backlog $2+ billion (100%) 50% EP, 50% SUG 500 miles 800 MMcf/d capacity PA with FPL for 400 MMcf/d for 25-year term 2011 in-service Proposed Pipeline Expansion FGT AL GA FL

Southwest Focus *Net change into/out of region Source: El Paso Corporation Volume Change from 2007-2016 Mojave EPNG Las Vegas Phoenix Los Angeles Region Demand + 0.8 Bcf/d -0.2 Bcf/d +0.5 Bcf/d Net from Mexico* +1 Bcf/d +0.5 Bcf/d EPNG Position Excellent connectivity to Phoenix market Supply diversity; excellent supply basin connectivity Significant Mexico cross border opportunities Storage play

Rockies Focus Source: El Paso Corporation CIG, WIC, CP Supply Position Attached to all growth basins Many solely connected supply sources WIC is lowest cost pipe CIG Front Range Position Serves nearly the entire Front Range demand Well connected to storage facilities Strong customer linkage Green River Big Horn Powder River Piceance Raton San Juan Uinta Wind River Cheyenne Denver Opal Denver- Julesburg

Rockies Production Growth Basin 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Big Horn 69 55 55 56 62 63 62 74 73 67 60 63 65 71 65 63 65 66 65 65 64 64 63 63 62 62 61 Wind River 185 183 184 190 188 253 327 374 411 469 511 508 521 522 648 676 641 649 651 649 646 644 642 640 638 636 635 Green River 1373 1488 1587 1695 1745 1777 1813 1887 1905 1979 2185 2302 2538 2749 2935 3147 3437 3742 4000 4207 4378 4526 4656 4772 4876 4969 5053 Overthrust 1342 1429 1412 1438 1526 1434 1338 1216 1221 1084 1007 936 821 768 716 661 641 611 585 561 540 521 504 489 476 464 453 Powder River 149 142 141 160 159 160 166 182 225 286 581 879 1065 1087 1051 1045 1151 1297 1409 1496 1561 1611 1647 1675 1695 1710 1721 Uinta 162 170 198 281 273 260 288 310 356 403 494 573 625 637 696 778 909 1011 1077 1129 1173 1213 1248 1278 1306 1330 1351 Piceance 155 161 173 187 198 228 234 252 261 245 281 337 427 516 685 877 1095 1267 1396 1504 1600 1686 1763 1833 1895 1951 2002 Denver 331 356 396 470 501 466 416 424 423 444 482 538 603 648 644 628 635 622 611 605 601 598 595 592 590 587 585 Forecast by 2016 (Bcf/d): High Case 13.3 Mid Case 11.9 Low Case 10.4 Forecast 1990-2006: Wellhead total data from HIS database 2007-2016: El Paso forecast 14 12 10 8 6 4 2 0 +3 Bcf/d Wellhead Volumes in Bcf/d

Rockies Growth Projects Source: El Paso Corporation Ruby PIpeline ~ 1.5 to 2.0 Bcf/d ~ 1.0 to 1.5 Bcf/d Cheyenne Opal CP Coral Expansion $23 MM July 2008 70 MMcf/d WIC Medicine Bow Expansion $37 MM September 2008 330 MMcf/d WIC Piceance Lateral $62 MM 4Q 2009 220 MMcf/d CIG High Plains Pipeline $198 MM (100%) November 2008 900 MMcf/d CIG Totem Storage $139 MM (100%) July 2009 200 MMcf/d Volume Change from 2007-2016

CIG High Plains Pipeline $198 MM (100%) November 2008 900 MMcf/d TGP Carthage Expansion $39 MM May 2009 100 MMcf/d SNG South System III/ SESH Phase II $285 MM / $35 MM 2010-2012 370 MMcf/d / 350 MMcf/d Elba Expansion III & Elba Express $1.1 Billion 2010-2013 8.4 Bcf / 0.9 Bcf/d & 1.2 Bcf/d SNG Cypress Phase II & III $20 MM/$85 MM May 2008 / Jan 2011 115 MMcf/d / 160 MMcf/d CIG Totem Storage $139 MM (100%) July 2009 200 MMcf/d WIC Piceance Lateral $62 MM 4Q 2009 220 MMcf/d SNG SESH -Phase I $150 MM Jul 2008 140 MMcf/d El Paso Pipeline El Paso Pipeline Partners, LP TGP Concord $21 MM Nov 2009 30 MMcf/d Gulf LNG $1.1 Billion (100%) Oct 2011 6.6 Bcf / 1.3 Bcf/d CP Coral Expansion $23 MM July 2008 70 MMcf/d El Paso Backlog: Large and Profitable WIC Medicine Bow Expansion $37 MM Sep 2008 330 MMcf/d FGT Phase VIII Expansion $2+ Billion (100%) 2011 800 MMcf/d Capex EBITDA (run rate)* Multiple $3.9 billion $0.6 billion 7x TGP Bluewater / 800 Ln Exp $25 MM Nov 2008 340 MMcf/d *EBITDA based on pro-rata basis Note: As of March 31, 2008; El Paso Pipeline Partners owns 10% of SNG & CIG

De-risking of Backlog Capital Costs 30%-35% 35%-40% Pipe Contractor-related Right-of-way Other Typical Pipeline Capex Breakdown $1.7 0.8 1.4 $3.9 Contractor Customer El Paso $ Billion Primary Party At-Risk for Capex 25%-35%

Managing Execution Backlog mostly lower risk organic projects Reasonable lead times EP's size/scale ? alliances with pipe mills/contractors Experienced project managers (28 yrs. avg.) EVA-like "value creation" compensation Solid track record

Solid Track Record

Projects Completed in 2005–2007

Actual Capex	EBITDA (run rate)*	Multiple
$ 1.6 billion	$220 million	7x

11% capex increase vs. original budget in challenging environment



Kanda Lateral
Piceance Lateral
Yuma County
Cheyenne Plains
Raton Exp I
Raton Exp II
LPG Burgos
Triple T
LA Deepwater Link
Sta 317 HP
ConneXion NE
ConneXion NY/NJ
Elba II
Cypress Phase I

*Estimated EBITDA run rate based on pro rata basis

51

Large Projects in Development Northeast Passage $2+ billion (100%) 1.1 Bcf/d capacity 2012 In-service Joint development with Equitable Ruby Project $2+ billion (100%) 1.2 Bcf/d capacity 2011 In-service PAs with PGE & 2 others Joint ownership Potential $4+ billion capex (100%) Estimate $2+ billion El Paso's share Several other organic projects under development Note: Not included in backlog

El Paso Pipeline Partners (EPB) Primary focus is natural gas transmission and storage assets Three FERC regulated interstate pipelines: 100% of WIC: 800 miles, 2.7 Bcf/d 10% of CIG: 4,000 miles, 3.0 Bcf/d 10% of SNG: 7,600 miles, 3.7 Bcf/d Demand-based revenues from high-quality customers with strong credit profiles Several organic expansions underway Diverse, Growing Supply Regions High Connectivity to Growing Markets WIC CIG SNG

EPB's Importance to El Paso Strategic growth vehicle for El Paso Competitive cost of capital Financial flexibility to optimize capital structure Growth Value Alignment Highlight value of El Paso's pipeline franchise Assets receive a higher value in MLP structure Provide strong cash flow EP and EPB's interests are aligned EP retains 67% ownership (LP and 2.0% GP) General partnership ownership-IDRs

Commitment to MLP Growth Committed to grow El Paso Pipeline Partners Organic Drop downs from El Paso Third-party acquisition El Paso highly incentivized with unit ownership, GP interest and IDR Most pipeline assets suitable for MLP $2.4 billion NOL Review on ongoing basis Proceeds available for reinvestment, share buy backs, debt reduction

Leading Pipeline Franchise Broad market presence Excellent connectivity $4 billion backlog: attractive risk/return profile 6%-8% long-term EBIT growth EPB MLP highlighting value of pipes

Q&A

Exploration & Production

Our Goals and Agenda Demonstrate clear progress on performance Describe our path to become "Top Tier" Detailed review of operations Confirm performance expectations

Top 10 Domestic Independent Note: All data is pro forma 2007 to exclude production and reserves related to properties divested in 2008 and to include a full year of production and reserves from our Peoples Energy Production Company (Peoples) acquisition in 2007; also includes production and reserves from our proportionate share of Four Star Brazil 2 discoveries in 2007 15,000-20,000 BOE/d beginning 2H 2009 247 Bcfe of proved reserves 14 MMcfe/d of production Egypt Onshore conventional exploration 1 MM acres First drilling 2H 2008 Egypt Nile Delta Sinai Egypt Gulf of Suez Total Company Well-situated in key U.S. basins Focused on unconventional and low-risk conventional programs ~80% natural gas 97% drilling success rate 2.8 Tcfe of proved reserves 798 MMcfe/d of production 9.6 R/P Onshore-U.S. Primarily coal seam and tight-gas programs Low to medium-risk repeatable plays 98% drilling success rate 2.4 Tcfe of proved reserves 651 MMcfe/d of production 10.1 R/P GOM Medium to high-risk exploration Large acreage position 46% success rate in 2007 151 Bcfe of proved reserves 133 MMcfe/d of production 3.1 R/P Rio de Janeiro Brazil

High Grading Our Portfolio Divested 309 Bcfe of properties for $845 MM (sales price and assumed asset retirement obligation)-$2.73/Mcfe Low inventory, high operating costs Purchased Peoples for $887 MM End result-more focused; more profitable, faster growing; added 450 total gross drilling locations

Our Production is More Heavily Weighted to U.S. Onshore Central Onshore Western Onshore TGC GOM INTL 35 17 25 22 2 Central Western TGC GOM INTL 38 18 25 17 2 Central 35% Western 17% TGC 24% INTL 2% 2007 Reported 862 MMcfe/d 798 MMcfe/d 2007 Pro Forma GOM/SLA 22% Central 38% Western 18% TGC 25% GOM/SLA 17% ONSHORE 76% INTL 2% ONSHORE 81% Note: Pro forma data excludes properties divested in 2008 and includes a full year from Peoples in 2007; also includes proportionate share of Four Star

Central Western TGC GOM INTL 42 23 18 9 8 3.1 Tcfe Our Reserves are Also More Heavily Weighted to U.S. Onshore Central Western TGC GOM INTL 46 24 16 5 9 Central 42% GOM/SLA 9% TGC 18% INTL 8% Central 46% GOM/SLA 5% TGC 16% INTL 9% 2007 YE Reported 2007 YE Pro Forma 2.8 Tcfe Western 23% Western 24% ONSHORE 83% ONSHORE 86% Note: Pro forma data excludes properties divested in 2008; also includes proportionate share of Four Star

Significant Undrilled Inventory PUD* Unconvential (Coal Seam) Conventional Low Risk Conventional High Risk 869 Risked 869 495 1460 835 Unrisked 530 2130 3400 Proved Undeveloped* Unconventional Raton, Arkoma, Black Warrior, New Albany Conventional Low-Risk Arklatex, Rockies, TGC, Brazil Conventional Higher-Risk GOM, TGC, Int'l Exploration, Brazil, Egypt 869 495 530 1,460 2,130 835 3,400 *As of 12/31/07 and includes proportionate share of Four Star Resource Potential (Bcfe) 6.1 Tcfe unrisked non-proved resources 2.8 Tcfe risked non-proved resources Risked resources grew 12% in 2007 Excludes domestic divestiture properties Non-Proved

2007 Accomplishments Production growth 8% Reserves growth 18% Unit LOE dropped 7% Inventory growth of 12% Staff rose 10% Significant international exploration success Portfolio high grading Peoples acquisition Divestitures We delivered on our commitments Hit our targets Visible growth Top quartile performance Visible growth Increasing capability Pinauna, Bia (Brazil) More focused, faster growth, lower cost operator

Strategy for "Top Tier" Has Not Changed, But it is Better Defined Build and apply competencies in assets with repeatable programs and significant project inventory Sharpen execution skills to improve capital and expense efficiency and maximize returns Add assets with inventory that fit our competencies and divest assets that do not

"Business Delivery Model" is the Core of Our Approach to the Business Lookback LRP Budget Idea Inventory Execution

"Top Tier" Requires Rigor on all Facets of "Business Delivery Model" Lookback LRP Budget Idea Inventory Execution Plan Effective capital and resource allocation Scorecards Resource assessments in existing and new assets Exploration and development Acquisitions New ideas and concepts Optimization Growth Engine Strategic Direction Clear view of future business environment Long-term divisional roles Compelling culture Strong leadership Outstanding individual and team performance Strong values Team El Paso Learn From Past Performance tracking Lookbacks Benchmarking Scorecards Sharpen execution skills Apply and build competencies Focus on efficiency Continuous improvement Execution

Priority to Align Assets to Competencies Competency Repeatability Strengthen Competencies Leverage Strengths & Increase Activity Rationalize Develop Inventory Low High Weak Strong

Our Strategy Implies Strong Performance in the Drivers of E&P Value Production growth Inventory Cash costs Reserve replacement costs Value creation 8%-12% per year Total resource > 2x proved reserves Top quartile relative to E&P peer group Less than $3.00/Mcfe on current asset and capital mix PVR > 1.15 Drivers Targets

*Excludes volumes from domestic assets sold; assumes full year of Peoples and includes proportionate share of Four Star E&P Production Solid Growth Trajectory Through 2010 2007 As Reported 2007 Pro Forma 2008E 2009E 2010E EP 862 798 880 957 1053 862 798 860-920 8%-12% CAGR 2007 as Reported 2007 Pro Forma* 2008E 2009E 2010E MMcfe/d

Proved Undeveloped Unconventional Conventional Low Risk Conventional Higher Risk 2006 YE 724 385 1180 985 2007 YE 869 495 1460 835 12% Inventory Growth 3,274 3,659 2,790 2,550 Note: Includes Four Star resource potential; 2007 YE excludes assets divested in 2008 Net Risked Bcfe

Peer group: APA, APC, CHK, DVN, EOG, FST, NBL, NFX, PXD, XEC, XTO Actual results from Peer company reports for 2006 and 2007; analyst models 2008E 2006 2007 2008E Peer Average 1.77 1.94 1.99 EP 1.859 1.88 1.83 E&P Cash Costs Continued Improvement and Focus $1.77 $1.86 $1.94 $1.88 $1.75- $1.90 $1.99 Peer Average El Paso $/Mcfe, Excluding Transportation

Note: Returns and F&D exclude leasing, seismic, workover, equipment, and admin capital; assumes Plan pricing of $7.50/MMBtu and $70/Bbl Portfolio Provides Excellent Mix of Long-Life and High-Return Programs F&D/Mcfe Coal Seam Tight Gas Arklatex Texas Gulf Coast Offshore F&D Costs 1.5 2.9 3 4 0 0 0 0 Rate of Return 2.5 2.5 5 5.5 Rate of Return % (ROR)

U.S. R/P 3-yr U.S. RRC 10.3 4.24 HLX 10.3 3.06 NFX 10.1 4.3 SM 9.4 3.41 BDE 9.4 3.13 UNT 9.4 6.09 BEXP 9.2 3.83 EP 9.2 3.21 ROSE 9.2 2.42 CRED 9.1 3.6 HK 9.1 2.86 BBG 8.9 4.42 XEC 8.3 6.16 ME 8.2 6.97 CHV 7.3 2.08 PHX 7 7.56 MMR 6.8 5.06 EPEX 6.4 4.88 PNRG 5.1 11.07 EPL 5.1 8.37 WTI 4.9 6.68 SGY 4.7 13.31 NXY Shorter R/P ratios compare with Higher F&D Costs EP Peers with R/P ratios less than 11 typically have finding and development costs higher than $3/Mcfe 3-Yr. U.S. Drill Bit F&DC ($/Mcfe) 2007 U.S. R/P Ratio (22 Companies) Source: J.S. Herold

Domestic Reserve Efficiency Improving 2005 2006 2007 EP Peers 3.98 3.94 3.22 F&D Costs/Mcfe (Excluding Acquisitions) $3.98 $3.94 $3.22 2005 2006 2007 EP Peers 75 108 129 Reserve Replacement Ratio (Excluding Acquisitions) 79% 108% 129% F&D declined 19% over last two years vs. industry increase of 7%* *Source: J.S. Herold

2006 2007 2008E EP Peers 6.04 5.58 5.61 EP 4.82 5.84 5.91 E&P Profitability Growing Faster Than Peers $6.04 $4.82 $5.58 $5.84 $5.75- $6.00 Peer group: APA, APC, CHK, DVN, EOG, FST, NBL, NFX, PXD, XEC, XTO Actual results from Peer company reports for 2006 and 2007; analyst models 2008E *EBITDA excludes exploration and dry hole expense for successful efforts companies; 2008E based on Plan pricing of $7.50/MMBtu and $70.00/Bbl $5.61 Peer Average El Paso EBITDA*/Mcfe, Including Hedging

E&P Consistently Adding Value Significant value creation $3.3 billion in value created Longer reserve life R/P extended by 30% Higher quality portfolio Less risk-more repeatable opportunities Deeper inventory 2.8 Tcfe of non-proven resource potential 1YE SEC 2004 prices assumed $6.22/MMBtu HH and $43.45/Bbl WTI; value is pretax 2YE SEC 2007 prices assumed $6.80/MMBtu HH and $95.98/Bbl WTI; value is pretax Note: Four Star included in SEC PV10 value 2004 SEC PV10 value1 2007 SEC PV10 value2 Change in reserves value 2005-2007 net investment Capital expenditures Acquisition capital Asset sales Net investment 2005-2007 EBITDA Total value created $ 4.8 9.3 $ 4.5 (3.4) (2.2) 0.1 (5.5) 4.3 $ 3.3 $ Billions

El Paso Will Become a "Top-Tier" Performer Performance is steadily improving Growth strategy is rational and aligned with competencies Significantly improved portfolio Project inventory is high-quality and growing Highly competent workforce

Program Review

Program Assumptions Highlighted programs cover 85% of 2008 capital Program statistics are pro forma to exclude production from properties divested in 2008; includes a full year from Peoples Inventory Locations are on gross basis Resource potential is net to El Paso Resource includes proved undeveloped reserves Does not include upside from infill drilling Economics Returns assume $7.50/MMBtu Henry Hub and $70.00/Bbl WTI F&D costs = drilling and completion costs Rate of return and PVR are risked; net to El Paso

Onshore

U.S. Onshore Operating Areas Western $207 MM 2008 capital 915,000 net acres 675 Bcfe reserves 147 MMcfe/d 13 R/P Texas Gulf Coast $411 MM 2008 capital 168,000 net acres 457 Bcfe reserves 197 MMcfe/d 6 R/P Central $420 MM 2008 capital 702,000 net acres 1,270 Bcfe reserves* 307 MMcfe/d* 12 R/P *Includes proportionate share of Four Star Note: All data is pro forma 2007 to exclude production and reserves related to properties divested in 2008 and include a full year of production from our Peoples acquisition in 2007 Total Onshore $1,038 MM 2008 capital (~63% of total company) 1,784 MM net acres 2.4 Tcfe proved reserves 1.3 Tcfe risked non-proven resource potential 651 MMcfe/d production 10 R/P 2006 2007 2008 2009 2010 East 594 650 737 789 834 8%-9% Production CAGR (MMcfe/d)

Onshore Characterization Targeting repeatable, low to mid-risk programs High-quality, concentrated asset base Material core positions in coal seam and tight gas Multi-year project inventory Strong positions in resource plays Annual capital spend of $1 billion generating EBITDA of $1.3 billion-$1.4 billion Predictable, mid-single digit production growth

Raton (Unconventional) Program Statistics: 854 operating wells 100% avg. WI 74 PUD locations 39 Bcfe PUD reserves 165 non-proved locations 143 Bcfe unrisked resource potential 143 Bcfe risked resource potential 15 R/P 2008 Plan: 98 gross wells $84 MM net capital Value Upside: Niobrara (Pierre) Shale Cost reductions 80 acre CBM infill 2006 2007 2008 2009 2010 76.2 75.3 78 83 86 Production (MMcfe/d) NM CO Vermejo Park Ranch

Raton Economics Objective: Depth: Well costs: Reserves: Initial production: Peak production: Spacing: IRR: PVR: F&D: Vermejo & Raton Coals 2,000'-2,500' $0.5 MM-$0.6 MM 0.4-0.5 Bcfe 25-50 Mcfe/d 75-150 Mcfe/d 160 acres 20%-30% 1.30-1.50 $1.10-$1.70/Mcfe 1 2 3 4 5 6 7 8 9 10 31.44086022 48.19354839 73.74193548 89.03225806 89.01075269 85.62365591 79.62365591 74.05376344 68.87096774 64.05376344 Normalized Years Mcfe/d Type Curve

Program Statistics: 1,003 operating wells 91% avg. WI 171 PUD locations 66 Bcfe PUD reserves 219 non-proved locations 104 Bcfe unrisked resource potential 104 Bcfe risked resource potential 15 R/P 2006 2007 2008 2009 2010 East 49.7 49.3 45 47 48 Black Warrior Basin (Unconventional) 2008 Plan: 80 gross wells $43 MM net capital Value Upside: Lateral extension Infill potential Note: Excludes Brookwood Production (MMcfe/d) White Oak Creek Blue Creek West Short Creek Jefferson Tuscaloosa AL

Normalized Years Mcfe/d Black Warrior Economics Objective: Depth: Well costs: Reserves: Initial prod: Peak prod: Spacing: IRR: PVR: F&D: Pottsville, CBM 1,500'-2,000' $0.4 MM-$0.5 MM 0.3-0.4 Bcfe 50-60 Mcfe/d 90-200 Mcfe/d 80 acres 25%-35% 1.40-1.60 $1.50-$1.80/Mcfe Type Curve 1 2 3 4 5 6 7 8 9 10 59 84 112 105 93 83 74 65 58 52

Arklatex Program Statistics: 1,047 operating wells 80% avg. WI 426 PUD locations 222 Bcfe PUD reserves 404 non-proved locations 540 Bcfe unrisked resource potential 504 Bcfe risked resource potential 11 R/P 2008 Plan: 111 gross wells $319 MM net capital Value Upside: Cotton Valley horizontals Haynesville Shale Infill potential Minden/SE Brachfield 2006 2007 2008 2009 2010 East 125 148 160 172 185 Production (MMcfe/d) TX AK LA Vacherie Dome/ Bear Creek Holly/Bethany Longstreet/Logansport

Arklatex Economics Objective: Depth: Well costs: Reserves: Initial prod: Spacing: IRR: PVR: F&D: Hosston, Cotton Valley 7,500'-12,800' $2.5 MM-$3.1 MM 1.0-1.4 Bcfe 1-5 MMcfe/d 40-80 acres 20%-30% 1.15-1.25 $2.70-$3.10/Mcfe Cotton Valley 10,500 ft. Hosston 8,500 ft. 1 2 3 4 5 6 7 8 9 10 791 437 282 211 169 142 122 108 96 87 Type Curve Normalized Years Mcfe/d Note: PVR and rate of return based on $7.50 MMBtu and $70.00/Bbl

Haynesville Shale Play Outline-North Louisiana Panola Natchitoches Marion Bossier Webster Claiborne Harrison Caddo Shelby Bienville Red River Desoto Comstock Test Petrohawk Discovery Approx. 36,000 gross/ 27,000 net acres of Haynesville leases Chesapeake Discovery Encana Test LA TX

Zapata South Texas Wilcox Program Statistics: 253 operating wells 95% avg. WI 32 PUD locations 43 Bcfe PUD reserves 162 non-proved locations 255 Bcfe unrisked resource potential 161 Bcfe risked resource potential 8 R/P 2008 Plan: 38 gross wells $155 MM net capital Value Upside: Infill drilling Cost reduction in drilling and completion programs Redevelopment based on 2007 field study 2006 2007 2008 2009 2010 37 54 80 95 96 Production (MMcfe/d) Las Comitas Bustamante Bob West TX

South Texas Wilcox Economics Objective: Depth: Well costs: Reserves: Initial production: Spacing: IRR: PVR: F&D: 1 2 3 4 5 6 7 8 9 10 3.559125683 1.296235616 0.701936986 0.449953425 0.316286885 0.237663014 0.18589589 0.150090411 0.123838798 0.083208219 Type Curve Wilcox Sand Series 10,000'-15,000' $5.1 MM-$6.1 MM 2.1-3.1 Bcfe 3-15 MMcfe/d 40 acres 50%-70% 1.40-1.60 $3.05-$3.55/Mcfe Lobo 14,000 ft. Perdido 12,500 ft. Normalized Years MMcfe/d 93

2006 2007 2008 2009 2010 East 98 102 112 112 112 Vicksburg/Frio Program Statistics: 563 operating wells 88% avg. WI 20 PUD locations 34 Bcfe PUD reserves 32 non-proved locations 53 Bcfe unrisked resource potential 48 Bcfe risked resource potential 7 R/P 2008 Plan: 34 gross wells $121 MM net capital Value Upside: Infill potential Shallow reservoir acceleration Workovers and recompletions Production (MMcfe/d) Kelsey / Alvarado Jeffress MC/ Thompson Hidalgo Kenedy Willacy Brooks TX

Vicksburg/Frio Economics Objective: Depth: Well costs: Reserves: Initial production: Spacing: IRR: PVR: F&D: Frio-Vicksburg 8,000'-19,000' $3.4 MM-$4.4 MM 1.9-2.9 Bcfe 2-10 MMcfe/d 40-80 acres 30%-50% 1.40-1.60 $2.25-$2.65/Mcfe 1 2 3 4 5 6 7 8 9 10 1.571 0.925 0.599 0.45 0.364 0.308 0.268 0.238 0.205 0.18 T-Sand 13,000 ft. S-Sand 9,000 ft. Type Curve Normalized Years MMcfe/d

Upper Gulf Coast Wilcox Program Statistics: 94 operating wells 62% avg. WI 11 PUD locations 14 Bcfe PUD reserves 58 non-proved locations 204 Bcfe unrisked resource potential 121 Bcfe risked resource potential 6 R/P 2006 2007 2008 2009 2010 East 37 33 36 49 55 2008 Plan: 12 gross wells $100 MM net capital Value Upside: Trend extension to NE and SW Exploration success Cost reductions on drilling and completion programs Proprietary 3-D seismic coverage Production (MMcfe/d) Speaks/Hardy's Creek Dry Hollow/Big Holler/Hope Speaks/Hardy's Creek Lavaca Dry Hollow/ Big Holler/Hope TX

UGC Wilcox Economics Objective: Depth: Well costs: Reserves: Initial production: Spacing IRR: PVR: F&D: Chance of success: Middle/Lower Wilcox 10,500'-17,500' $5.5 MM-$7.5 MM 3-5 Bcfe 3-25 MMcfe/d 40-80 acres 45%-65% 1.40-1.60 $2.75-$3.25/Mcfe 60%-70% 1 2 3 4 5 6 7 8 9 10 5.561543716 1.683079452 0.948353425 0.643183562 0.477636612 0.377509589 0.309169863 0.26030411 0.223191257 0.195583562 Ewers Sand 13,400 ft. Meine Sand 14,400 ft. Type Curve Normalized Years MMcfe/d

Altamont-Bluebell Altamont-Bluebell Program Stats: 246 operating wells 87% avg. WI 32 PUD locations 7 MMBOE PUD reserves 203 non-proved locations 57 MMBOE unrisked resource potential 52 MMBOE risked resource potential 2008 Plan: 5 gross wells $35 MM net capital 25 recompletions $14 MM net capital Value Upside: Workovers and recompletions Infill opportunities Secondary recovery 2006 2007 2008 2009 2010 3.716666667 4.333 4.833 5.167 5.333 Production (MBOE/d) UT WY

Type Curve Normalized Years Altamont Bluebell Economics Objective: Depth: Well costs: Reserves: Initial production: Spacing: IRR: PVR: F&D: Wasatch/Green River 9,000'-14,000' $5.0 MM-$7.0 MM 350-520 MBOE 200-300 BOE/d 320 acres 20%-35% 1.20-1.40 $17.00-$19.00/BOE 1 2 3 4 5 6 7 8 9 10 283.49581 227.1641433 164.4736842 138.1578947 117.1052632 93.22879116 74.54758471 62.91876953 54.87322759 48.92814228 Wasatch 9,800 ft. Green River 7,600 ft. BOE/d

Gulf of Mexico/South Louisiana (GOM/SLA)

Corpus Christi Houston New Orleans LA TX Note: All data is pro forma 2007 to exclude production and reserves related to properties divested in 2008 and include a full year of production from our Peoples acquisition in 2007 Gulf of Mexico/SLA Statistics 383,000 net acres offshore 21,000 net acres SLA 133 MMcfe/d 151 Bcfe reserves 625 Bcfe risked non-proved resource potential 3 R/P 2006 2007 2008 2009 2010 110 133 120 127 128 Production (MMcfe/d) GOM/SLA Position

GOM/SLA Characterization Program emphasis on: Miocene and Plio-Pleistocene Discrete structural and stratigraphic plays Geophysical-driven programs Higher rate, higher return wells Geared for $225 MM-$275 MM of capital spending generating $325 MM-$425 MM EBITDA Repeatable portfolio of prospects Essentially flat production

Miocene Areas of Interest Corpus Christi Houston New Orleans Western Miocene Program Statistics: 90% Avg. WI 2 PUD locations 6 Bcfe PUD reserves 42 non-proved locations 1,017 Bcfe unrisked resource potential 398 Bcfe risked resource potential 2008 Plan: 12 gross wells $145 MM net capital Value Upside: Utilization of deep drill technologies into new areas Exploration success LA TX Central Miocene

GOM Miocene Economics Miocene Sands 11,000'-22,000' TVD $25 MM-$35 MM 10-90 Bcfe 10-40 MMcfe/d 40%-60% 1.20-1.40 $3.00-$5.00/Mcfe 35%-55% Objective: Depth Range: Well Costs: Mean Reserves: Initial Production: IRR: PVR: F&D: Chance of Success: 17,000 ft. 17,400 ft.

Plio-Pleistocene Area of Interest Corpus Christi Houston New Orleans Plio-Pleistocene Program Statistics: 100% avg. WI 33 non-proved locations 240 Bcfe unrisked resource potential 118 Bcfe risked resource potential 2008 Plan: 6 gross wells $72 MM net capital Value Upside: Exploration success LA TX

GOM Plio-Pleistocene Economics Plio-Pleistocene Sands 6,800'-13,500' TVD $7 MM - $16 MM 2-12 Bcfe 2-20 MMcfe/d 50%-75% 1.4-1.6 $3.00-$4.00/Mcfe 50%-70% Objective: Depth Range: Well Costs: Mean Reserves: Initial Production: IRR: PVR: F&D: Chance of Success: 7,000 ft. 7,600 ft.

International

International Characterization Exploration and development opportunities in Brazil and Egypt Bia and Pinauna development underway (Brazil) Risked resource potential of 1 Tcfe with more than 35 prospects/leads Up to 5 years of drilling inventory with up to 200 unrisked wells Egypt drilling program commences 4Q 2008 Yearly capital spend of $300 MM-$350 MM over next 3 years Material production and reserve growth expected

Rio de Janeiro Exploration and Production in Brazil Brazil Stats 361,000 Net Acres 14 MMcfe/d 247 Bcfe Reserves 869 Bcfe risked non-proved resource potential 47 R/P Potiguar 2 Production Blocks 2 Development Blocks 2 Exploration Blocks Pescada-Arabaiana Production Camamu 4 Development Areas 4 Exploration Blocks Pinauna Development Espirito Santo 1 Exploration Block Bia Development

Pinauna Project Project Statistics: 59-90 MMBOE total resource potential 13 MMBOE proved reserves 15-20 MBOE/D peak production First oil in 2nd half of 2009 100% WI Exploring sell down 2008 Activity: $100 MM-$200 MM net capital Integrate Cacau & Acai into development Re-sanction expanded Project Continue with permitting and long lead sourcing 1-BAS-73 1-BAS-74 1-BAS-64 Resource Outlook Additional Resource Proven Oil Tested Gas 2.5 km 1-ELPS-16D 1-ELPS-17DA Rio de Janeiro Brazil

Bia/Camarupim Development Project Statistics: 150-200 MMcf/d (gross) peak First gas in 2009 Petrobras operated 2008 Activity: $100 MM-$150 MM net capital Unitization agreement with Petrobras Gas sales contract negotiations Sanction development plan BES-100 Camarupim DOC Petrobras: 100% BM-ES-5 Petrobras: 65% Operator El Paso: 35% Gas 2 KMS 6-ESS-168 4-ESS-164 4-ESS-177 Discovery well Bia / Camarupim Rio de Janeiro Brazil

BM-ES-5 Exploration Asset Overview: 3 prospect areas with cretaceous and tertiary objectives 35% working interest 300 Bcfe risked resource potential 400 Bcfe unrisked resource potential 2008 Activity: Drill 1 exploration well in 2008 $20 MM-$25 MM net capital Value Upside: 7 emerging leads 5 KMS 60 m water depth BM-ES-5 Petrobras 65% WI El Paso 35% WI 6-ESS-168 4-ESS-164 4-ESS-177 Windsor Discovery (Eocene) Bia/Camarupim Field (U. Cretaceous) Discovery well Rio de Janeiro Brazil 3 prospects 7 leads

Brazil: Southern Camamu Exploration


MANATI FIELD
(PETROBRAS OPER)
IN DEVELOPMENT
Discovery Trend
(U. Jur./L. Cret.)
CAMARAO FIELD
EP WI 100%
PINAUNA FIELD
EP WI 100%
CARAMURU DISCOVERY (ACAI)
EP WI 100%
SARDINHA FIELD
EP (OP) WI 40%
BM-CAL-5
CAL-M-312
4 prospects
11 leads
BM-CAL-6
CAL-M-372


Brazil
Rio de
Janeiro

Asset Overview:

- Multiple plays (L&U Cretaceous, Tertiary)
- 4 prospects in inventory in CAL-5 & 6
- More than 125,000 net non-operated acres
- 18%–20% WI
- 144 Bcfe net risked resource potential
- 683 Bcfe net unrisked resource potential

2008 Activity:

- Drill 1 exploration well
- $8 MM–$12 MM net capital

Value Upside:

- 11 emerging leads


Discovery / Field trend
Gas Field
Oil Field / discovery

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Egypt: South Mariut



Nile Delta
Sinai
Gulf of Suez
Egypt
Gas Field
Oil Field
Significant recent discoveries
South Mariut—100% WI
Area: 1.18 MM acres (4,785 km²)
Status: Signed April 2007
Phase 1, 3 year term
Work Program: 3D seismic survey
5 wells
10 prospective areas
Alexandria
NILE DELTA PLAY
WESTERN DESERT PLAY
20 KMS

Asset Overview:

- 10 prospective areas
- 100% WI
- 174 Bcfe net risked resource potential
- 757 Bcfe net unrisked resource potential

2008 Activity:

- $20 MM–$25 MM in net capital
- 3D seismic acquisition
- Rig procured
- First well to spud 4Q 2008

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Outlook

2008 Focus Areas: Accelerating Our Move to "Top Tier" Progress International projects Complete divestitures Achieve production targets Grow non-proved inventory Improve capital and expense efficiency

International Onshore - Central West Texas Gulf Coast GOM/S. Lousiana 345 381 199 385 230 $1.7 Billion Capital Program in 2008 Increased capital development for recent acquisitions Central up 20% Western up 5% Texas Gulf Coast up 25% Decreased capital 15% in GOM/SLA International up 50% Pinauna and Bia developments Egypt exploration Total = $1.7 billion TGC 25% INTL 21% Central 25% GOM/SLA 16% 2008 Capital by Division Note: Percent change excludes acquisitions Western 13% Onshore 63%

Majority of Capital Program is Low Risk High Med Low PC > 80% Low Risk Domestic Development and Pinauna & Bia Development Risk 2008P Gross Wells Drilled % of Drilling Capital 20-25 25-30 455-470 14% 17% 69% PC < 40% High Impact Exploration PC 40%-80% Medium Risk Development and Exploration 500-525

2008 Key Metrics Production (MMcfe/d) Cash costs2 ($/Mcfe) EBITDA ($MM) DD&A ($/Mcfe) 860-9201 $1.75-$1.90 $1,700-$1,900 $2.80-$3.20 1Includes our proportionate share of Four Star Oil and Gas volumes, production range updated to reflect actual divestiture volumes and timing 2Includes direct lifting costs, production taxes, administrative expenses and other taxes Metric Target

Summary High-quality inventory Repeatable drilling programs Greater onshore weighting Creating more value Clear focus on continued improvement Visible 8%-12% multi-year production growth El Paso on Path to "Top-Tier" Performer

Q&A

Marketing Book Update

Mark-to-Market Book: Remaining Exposure

($ Millions)	Description	Volatility	Value at 12/31/07
Natural Gas			
Fixed price supply	Fully hedged through term; no MTM volatility	None	$(363)
Physical basis	Locational price differences from 2010–2012	Minimal	
Power			
Physical energy supply	Fully hedged at PJM West Hub through term (April 2016); no MTM volatility	None	(269)
Financial basis	Pricing differentials between PJM West Hub and Contract delivery points through April 2016	Moderate	(101)
Physical capacity supply	Fully hedged through PJM auctions and fixed price purchase through term	None	(83)
Economic Hedges			
Medicine Bow hedges	Cal-08 WTI collars (0.93 MMBbls, $55 x $57.03) Cal-09 NG calls (16.8 Bcf at $8.75)	Moderate	(48)
Total			**$(864)**

1% change in LIBOR equals ~ $24 MM gain or loss in MTM value

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Transport Capacity and Demand Charges 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Alliance 52.9 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Kern 18.4 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 EP Owned 33.8 30.8 22.3 13.6 10.7 10.6 10 10 10 8.8 7.4 7.4 4.4 3.4 3.4 3.4 3.4 3.4 3.4 2.8 2.3 1.7 Third Party 10.2 8.5 8.5 8.5 8.5 8.5 8.3 7.5 7.5 7.5 7.3 7.3 7.3 7.3 7.3 7.3 7.3 7.3 7.3 3.7 0 0 Total 0.7 0.7 0.7 0.7 0.6 0.6 0.4 0.3 0.3 0.2 0.2 0.2 0.2 0.09 0.09 0.09 0.09 0.09 0.09 0.09 0.05 0.05 Alliance EP Owned Kern Third Party Gas Supply Index-based contracts through 2028 Key volatility driver is cost to terminate contracts Exposure to intra-month pricing risk and counterparty credit risk Annual Demand Charge ($ Millions)

Financial Overview

Financial Objectives Maintain capital discipline Preserve financial flexibility Drive down cost of capital Continue to improve returns on capital Create shareholder value ? grow core businesses

Capital Discipline Disciplined Pipeline project development Capital cost management-risk allocation Proven track record Walk away from low-return projects E&P program also focused on value creation Conservative price deck for investment decisions PVR targets ? with ongoing monitoring of results F&D score cards Established lookback process at Board and Business Units Value creation key compensation metric

Financial Flexibility + Cost of Capital Balance sheet in good shape Pipes at investment grade Corporation's metrics are close Debt not likely to drop near term given pipeline growth backlog Credit metrics improve as pipelines placed in-service Pipeline projects financeable at attractive rates 01/08 Gulf LNG project financing $870 MM LIBOR + 150 bps EPB-low-cost financing option Manageable maturity profile $331 MM 2008; $1.1 billion 2009

El Paso 5-Year Change in ROTC vs. Peers -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Source: Capital IQ Peers: APA, APC, D, DVN, CNP, CHK, EOG, EQT, ENB, NBL, NI, NFX, NFG, OKE, PXO, SRE, SUG, STR, SE, TRP, WMB, XTO Notes: ROTC = (Net Income + (Interest Expense * (1- Effective Tax Rate))) / (Average Debt + Average Preferred Equity + Average Common Equity - Average Cash) *Adjusted to exclude one time gains and losses 13.0% 14.0% 15.0% 2003-2007 Change in Adjusted ROTC* El Paso Pure E&P Peer Non-E&P Peer Reported ROTC Change

Value Driven Growth Attractive risk adjusted returns on Pipeline backlog $3.9 billion at 7x EBITDA High return E&P investment opportunities E&P created $3.4 billion value since 2005 Balanced portfolio allows for growth and value creation even in unfavorable commodity price environment El Paso Pipeline Partners will enhance shareholder value over time

Conclusions Pipelines ? best franchise, superior growth outlook E&P ? significantly improved, high-quality inventory, visible production growth El Paso Pipeline Partners ? the MLP to own; committed to growth Return on capital ? have improved; continued stewardship Governance? fully aligned with shareholders

Q&A

Analyst Meeting April 16, 2008

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are attached. Additional detail regarding non-GAAP financial measures can be reviewed in El Paso's full operating statistics, which will be posted at www.elpaso.com in the Investors section. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; and (iii) interest and debt expense. The company excludes interest and debt expense so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. EBITDA is defined as EBIT excluding depreciation, depletion and amortization. El Paso's business operations consist of both consolidated businesses as well as investments in unconsolidated affiliates. As a result, the company believes that EBIT and EBITDA, which includes the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Exploration and Production per-unit total cash costs or cash operating costs equal total operating expenses less DD&A and cost of products and services divided by total production. Net debt is defined as debt less cash and cash equivalents and is useful in analyzing the company's liabilities. Net capital is the company's proportionate share of estimated capital requirements and is useful to indicate the amount of capital the company may spend. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP operating measurements.

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Reconciliation of EBIT/EBITDA EBITDA Less: DD&A EBIT Interest and debt expense Income before income taxes Income taxes Income from continuing operations Discontinued operations, net of taxes Net Income Preferred stock dividends Net income available to common stockholders $ 2,828 1,176 1,652 (994) 658 222 436 674 1,110 37 $ 1,073 $ 2,797 1,047 1,750 (1,228) 522 (9) 531 (56) 475 37 $ 438 Twelve Months Ended December 31, 2007 Twelve Months Ended December 31, 2006 $ Millions

Reconciliation of Exploration & Production EBITDA/Mcfe EBIT Add: DD&A EBITDA MMcfe EBITDA/Mcfe $ 640 645 $ 1,285 266,518 $ 4.82 $ 909 780 $ 1,689 289,242 $ 5.84 Twelve Months Ended December 31, 2006 Twelve Months Ended December 31, 2007 $ Millions, Except $/Unit

E&P Cash Costs Total operating expense Depreciation, depletion and amortization Costs of products & services Per unit cash costs* Total equivalent volumes (MMcfe)* *Excludes volumes and costs associated with equity investment in Four Star $ 1,229 (645) (87) $ 4.61 (2.42) (0.33) $1.86 Total ($ MM) Per Unit ($/Mcfe) 266,518 FY 2006 $ 1,414 (780) (92) 289,242 $ 4.89 (2.70) (0.31) $ 1.88 Total ($ MM) Per Unit ($/Mcfe) FY 2007

Production & Reserve Pro Forma Reconciliation Production (MMcfe/d) 2007 reported Adjustments* Pro forma Reserves (Bcfe) Ending reserves 1/1/08 Adjustments* Pro forma ending reserves 1/1/08 298 9 307 1,328 (58) 1,270 146 1 147 715 (40) 675 213 (16) 197 550 (93) 457 191 (58) 133 269 118 151 14 - 14 247 - 247 862 (64) 798 3,109 (309) 2,800 Onshore Central Western TGC GOM Int'l Total *Adjustments reflect elimination of divestiture properties and addition of Peoples for full-year 2007

Reconciliation Schedule: PV10 After Tax & Before Tax $ Millions

Normalized Net Income Reconciliation Net income Discontinued operations Crude oil trading liability Restructuring charges Equity investment (gain)/loss Loss on sale of assets Cumulative effect of accounting change Loss on debt extinguishment Minority interest Income taxes Normalized pretax income Normalized tax (37.5%) Normalized net income $ 1,110 (674) (77) - (24) - - 291 6 222 854 320 534 $ (1,883) 1,269 - 224 5 860 9 37 - (484) 37 14 23 2007 2003 $ Millions

PVR (Present Value Ratio) Represents the present value of future after- tax cash flows discounted at 10.5% over total investment Target ratio is 1.15: Every $1.00 invested returns $1.15 on an after-tax, discounted basis over the life of the project 143